INDEX                                                                EXHIBIT 2
 TO
 FINANCIAL STATEMENTS                                                    Page
                                                                        Number

 CENTRAL AND SOUTH WEST CORPORATION AND SUBSIDIARY COMPANIES

 Consolidated Balance Sheets - Per Books and Pro Forma
   as of June 30, 1997                                                  3 - 4

 Consolidated Statement of Income for the Twelve Months Ended
   June 30, 1997                                                          5

 Consolidated Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                          6


 CENTRAL AND SOUTH WEST CORPORATION (CORPORATE)

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997             7

 Statement of Income for the Twelve Months Ended June 30, 1997            8


 CENTRAL POWER AND LIGHT COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997          9 - 10

 Statement of Income for the Twelve Months Ended June 30, 1997           11

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         12


 PUBLIC SERVICE COMPANY OF OKLAHOMA

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         13 - 14

 Statement of Income for the Twelve Months Ended June 30, 1997           15

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         16


 SOUTHWESTERN ELECTRIC POWER COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         17 - 18

 Statement of Income for the Twelve Months Ended June 30, 1997           19

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         20

 WEST TEXAS UTILITIES COMPANY

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         21 - 22

 Statement of Income for the Twelve Months Ended June 30, 1997           23

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         24


 CENTRAL AND SOUTH WEST SERVICES, INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         25 - 26

 Statement of Income for the Twelve Months Ended June 30, 1997           27

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         28

 INDEX
 TO
 FINANCIAL STATEMENTS
                                                                        Page
 (CONTINUED)                                                           Number


 CSW ENERGY, INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997            29

 Statement of Income for the Twelve Months Ended June 30, 1997           30

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         31


 CSW INTERNATIONAL, INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997            32

 Statement of Income for the Twelve Months Ended June 30, 1997           33

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         34


 CSW COMMUNICATIONS, INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997         35 - 36

 Statement of Income for the Twelve Months Ended June 30, 1997           37

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         38


ENERSHOP INC.

 Balance Sheets - Per Books and Pro Forma as of June 30, 1997            39

 Statement of Income for the Twelve Months Ended June 30, 1997           40

 Statement of Retained Earnings for the Twelve Months Ended
   June 30, 1997                                                         41


 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS                                 42

 STATEMENT OF CHANGES                                                    43

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS                              44

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     Production                                  $5,800               $5,800
     Transmission                                 1,553                1,553
     Distribution                                 4,321                4,321
     General                                      1,369                1,369
     Construction work in progress                  185                  185
     Nuclear fuel                                   193                  193
   Other Diversified                                171                  171
                                             --------------------------------
                                                 13,592               13,592
   Less - Accumulated depreciation                5,050                5,050
                                             --------------------------------
                                                  8,542                8,542
                                             --------------------------------
 CURRENT ASSETS
   Cash and temporary cash investments              268                  268
   Accounts receivable                            1,004                1,004
   Materials and supplies, at average cost          181                  181
   Electric fuel inventory                           83                   83
   Under-recovered fuel costs                        59                   59
   Prepayments and other                             86                   86
                                             --------------------------------
                                                  1,681                1,681
                                             --------------------------------
 DEFERRED CHARGES AND OTHER ASSETS
   Deferred plant costs                             506                  506
   Mirror CWIP asset - net                          292                  292
   Other non-utility investments                    343                  343
   Income tax related regulatory assets, net        236                  236
   Goodwill                                       1,463                1,463
   Other                                            360                  360
                                             --------------------------------
                                                  3,200                3,200
                                             --------------------------------

                                                $13,423        $0    $13,423
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common Stock Equity -
     Common stock, $3.50 par value,
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
     Paid-in capital                              1,039                1,039
     Retained earnings                            1,887                1,887
     Foreign currency translation and other          38                   38
                                             --------------------------------
     Total Common Stock Equity                    3,707                3,707
                                             --------------------------------

   Preferred stock
     Not subject to mandatory redemption            176                  176
     Subject to mandatory redemption                 28                   28
   Subsidiary obligated, mandatorily redeemable,
     trust preferred securities                     324                  324
   Long-term debt                                 3,979                3,979
                                             --------------------------------
     Total Capitalization                         8,214                8,214
                                             --------------------------------
 CURRENT LIABILITIES
   Long-term debt/preferred stock
     due within twelve months                       204                  204
   Short-term debt                                  400                  400
   Short-term debt - CSW Credit                     708                  708
    Loan Notes                                       67                   67
   Accounts payable                                 494                  494
   Accrued taxes                                    245                  245
   Accrued interest                                 102                  102
   Other                                            249                  249
                                             --------------------------------
                                                  2,469                2,469
                                             --------------------------------
 DEFERRED CREDITS
   Accumulated deferred income taxes              2,244                2,244
   Investment tax credits                           284                  284
   Other                                            212                  212
                                             --------------------------------
                                                  2,740                2,740
                                             --------------------------------

                                                $13,423        $0    $13,423
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 OPERATING REVENUES                              $5,135
                                             -----------

 OPERATING EXPENSES AND TAXES
   U.S. Electric fuel and purchased power         1,215
   United Kingdom Cost of Sales                   1,295
   Operating and maintenance                      1,064
   Depreciation and amortization                    468
   Taxes, other than income                         183
   Income taxes                                     178
                                             -----------

                                                  4,403
                                             -----------

 OPERATING INCOME                                   732
                                             -----------

 OTHER INCOME AND DEDUCTIONS                         34
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     766
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       332
   Distributions on trust preferred securities        4
   Interest on short-term debt and other             75
                                             -----------

                                                    411
                                             -----------


 INCOME FROM CONTINUING OPERATIONS                  355
                                             -----------

 DISCONTINUED OPERATIONS
   Gain on the sale of discontinued
     operations, net of tax of $0.3                   8
                                             -----------

 NET INCOME                                         363
   Less: preferred stock dividends                   16
   Gain on reacquired preferred stock                10
                                             -----------

 NET INCOME FOR COMMON STOCK                       $357
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES
 CONSOLIDATED STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 RETAINED EARNINGS AT JUNE 30, 1996              $1,897

 Add: Net income for common stock                   357
                                             -----------

                                                  2,254
                                             -----------

 Deduct: Common stock dividends                     367
         Retained earnings adjustment                 0
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997              $1,887
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
     General                                         $1                   $1
   Less - Accumulated depreciation                   (1)                  (1)
                                             --------------------------------

 NET PLANT                                            0                    0

 INVESTMENTS IN COMMON STOCK
   OF SUBSIDIARY COMPANIES (at equity)            4,044                4,044
                                             --------------------------------


 CURRENT ASSETS
   Cash and temporary cash investments               15                   15
   Accounts and interest receivable - Affiliated    106                  106
   Prepayments and other                              4                    4
                                             --------------------------------

                                                    125                  125
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   14                   14
                                             --------------------------------

                                                 $4,183        $0     $4,183
                                             ================================


 CAPITALIZATION
  Common Stock Equity -
   Common stock, $3.50 par value;
     authorized 350,000,000 shares;
     issued and outstanding 212,200,000 shares     $743                 $743
   Paid-in capital                                1,039                1,039
   Retained earnings                              1,887                1,887
   Foreign currency translation and other             3                    3
                                             --------------------------------

      Total Common Stock Equity                   3,672                3,672
                                             --------------------------------


   Long-term debt                                     0                    0
                                             --------------------------------

     Total Capitalization                         3,672                3,672
                                             --------------------------------


 CURRENT LIABILITIES
   Short-term debt                                  400                  400
   Accounts payable and other                       123                  123
                                             --------------------------------

                                                    523                  523
                                             --------------------------------

 DEFERRED CREDITS                                   (12)                 (12)
                                             --------------------------------

                                                 $4,183        $0     $4,183
                                             ================================

 CENTRAL AND SOUTH WEST CORPORATION

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)


 INCOME

   Equity in earnings of subsidiaries
     Central Power and Light Company                         $121
     Public Service Company of Oklahoma                        69
     Southwestern Electric Power Company                       86
     West Texas Utilities Company                              25
     SEEBOARD U.S.A.                                          103
     CSW Credit, Inc.                                           8
     CSW Energy, Inc.                                           6
     CSW Leasing, Inc.                                          1
     CSW International, Inc.                                   (1)
     CSW Communications, Inc.                                  (6)
     Enershop Inc.                                             (2)
     Central and South West Services, Inc.                      0
   Other Income                                                20
                                                        ----------

                                                             $430
                                                        ----------

 EXPENSES AND TAXES

    General and administrative expenses                        60
    Depreciation and amortization expense                       1
    Interest expense                                           42
    Taxes, other than income                                    2
    Federal income taxes                                      (24)
                                                        ----------

                                                               81
                                                        ----------

 DISCONTINUED OPERATIONS
    Gain on sale of discontinued operations, net of
      tax of $0.3                                               8
                                                        ----------


 NET INCOME                                                  $357
                                                        ==========

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
 Electric utility plant
   Production                                    $3,110               $3,110
   Transmission                                     509                  509
   Distribution                                     984                  984
   General                                          281                  281
   Construction work in progress                     84                   84
   Nuclear fuel                                     193                  193
                                             --------------------------------

                                                  5,161                5,161
   Less - Accumulated depreciation
     and amortization                             1,759                1,759
                                             --------------------------------

                                                  3,402                3,402
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments               26                   26
   Accounts receivable                              146                  146
   Under-recovered fuel costs                        31                   31
   Materials and supplies, at average cost           73                   73
   Fuel inventory                                    11                   11
   Prepayments and other                              6                    6
                                             --------------------------------

                                                    293                  293
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred STP costs                               486                  486
   Mirror CWIP asset                                292                  292
   Income tax related regulatory assets, net        329                  329
   Other                                            102                  102
                                             --------------------------------

                                                  1,209                1,209
                                             --------------------------------

                                                 $4,904        $0     $4,904
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)



                                                 Per     Pro Forma    Pro
                                                Books    Adjustment  Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $25 par value;
     authorized 12,000,000 shares;
     issued and outstanding 6,755,535 shares       $169                 $169
    Paid-in capital                                 405                  405
    Retained earnings                               855                  855
                                             --------------------------------

      Total common stock equity                   1,429                1,429


    Preferred stock
     Not subject to mandatory redemption            163                  163
    CPL obligated, mandatorily redeemable,
      trust preferred securities                    145                  145
    Long-term debt                                1,327                1,327
                                             --------------------------------

      Total capitalization                        3,064                3,064
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt due within twelve months         200                  200
    Payables to affiliates                           23                   23
    Accounts payable                                 83                   83
    Accrued taxes                                    67                   67
    Accumulated deferred income taxes                 9                    9
    Accrued interest                                 31                   31
    Refund due customers                             99                   99
    Other                                            32                   32
                                             --------------------------------

                                                    544                  544
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes              1,137                1,137
    Investment tax credits                          144                  144
    Other                                            15                   15
                                             --------------------------------

                                                  1,296                1,296
                                             --------------------------------

                                                 $4,904        $0     $4,904
                                             ================================

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                      $1,301
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             349
   Purchased power                                   58
   Other operating                                  287
   Maintenance                                       53
   Depreciation and amortization                    149
   Taxes, other than income                          76
   Income taxes                                      76
                                             -----------

                                                  1,048
                                             -----------

 OPERATING INCOME                                   253
                                             -----------

 OTHER INCOME AND DEDUCTIONS
   Other                                              3
                                             -----------

                                                      3
                                             -----------


 INCOME BEFORE INTEREST CHARGES                     256
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                       110
   Distributions on trust preferred securities        2
   Interest on short-term debt and other             14
                                             -----------

                                                    126
                                             -----------


 NET INCOME                                         130

   Less: preferred stock dividends                   12
   Gain on reacquired preferred stock                 3
                                             -----------

 NET INCOME FOR COMMON STOCK                       $121
                                             ===========

 CENTRAL POWER AND LIGHT COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $858
 Add: Net income (loss) for common stock            121
                                             -----------

                                                    979
 Deduct: Common stock dividends                     124
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $855
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                     $903                 $903
    Transmission                                    372                  372
    Distribution                                    800                  800
    General                                         204                  204
    Construction work in progress                    39                   39
                                             --------------------------------

                                                  2,318                2,318
    Less - Accumulated depreciation               1,016                1,016
                                             --------------------------------

                                                  1,302                1,302
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments               5                    5
    Accounts receivable                              32                   32
    Materials and supplies, at average cost          34                   34
    Fuel inventory                                   16                   16
    Accumulated deferred income taxes                 6                    6
    Prepayments                                       5                    5
                                             --------------------------------

                                                     98                   98
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   65                   65
                                             --------------------------------

                                                 $1,465        $0     $1,465
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $15 par value;
     authorized 11,000,000 shares;
     issued 10,482,000 shares;
     outstanding 9,013,000 shares                  $157                 $157
    Paid-in capital                                 180                  180
    Retained earnings                               156                  156
                                             --------------------------------

      Total common stock equity                     493                  493


    Preferred stock                                   5                    5
    PSO obligated, mandatorily redeemable,
      trust preferred securities                     73                   73
    Long-term debt                                  421                  421
                                             --------------------------------

      Total capitalization                          992                  992
                                             --------------------------------


 CURRENT LIABILITIES
    Payable to affiliates                            24                   24
    Accounts payable                                 43                   43
    Payables to customers                            15                   15
    Accrued taxes                                    27                   27
    Accrued interest                                  9                    9
    Other                                             5                    5
                                             --------------------------------

                                                    123                  123
                                             --------------------------------


 DEFERRED CREDITS
   Accumulated deferred income taxes                254                  254
    Investment tax credits                           42                   42
    Income tax related regulatory
      liabilities, net                               44                   44
    Other                                            10                   10
                                             --------------------------------

                                                    350                  350
                                             --------------------------------

                                                 $1,465        $0     $1,465
                                             ================================

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $728
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             281
   Purchased power                                   47
   Other operating                                  122
   Maintenance                                       36
   Depreciation and amortization                     79
   Taxes, other than income                          28
   Income taxes                                      35
                                             -----------

                                                    628
                                             -----------

 OPERATING INCOME                                   100
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     101
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        31
   Distributions on trust preferred securities        1
   Interest on short-term debt and other              3
                                             -----------

                                                     35
                                             -----------


 NET INCOME                                          66

    Less: preferred stock dividends                   1
    Gain on reacquisition of preferred stock          4
                                             -----------

 NET INCOME FOR COMMON STOCK                        $69
                                             ===========

 PUBLIC SERVICE COMPANY OF OKLAHOMA

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $131
 Add: Net income (loss) for common stock             69
                                             -----------

                                                    200
 Deduct: Common stock dividends                      44
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $156
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
    Production                                   $1,370               $1,370
    Transmission                                    467                  467
    Distribution                                    848                  848
    General                                         310                  310
    Construction work in progress                    45                   45
                                             --------------------------------

                                                  3,040                3,040
    Less - Accumulated depreciation               1,189                1,189
                                             --------------------------------

                                                  1,851                1,851
                                             --------------------------------

 CURRENT ASSETS
    Cash and temporary cash investments               5                    5
    Accounts receivable                              62                   62
    Materials and supplies, at average costs         28                   28
    Fuel inventory                                   41                   41
    Under-recovered fuel costs                       12                   12
    Prepayments and other                            15                   15
                                             --------------------------------

                                                    163                  163
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                   75                   75
                                             --------------------------------

                                                 $2,089        $0     $2,089
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
    Common stock, $18 par value;
      authorized 7,600,000 shares;
      issued and outstanding 7,536,640 shares      $136                 $136
    Paid-in capital                                 245                  245
    Retained earnings                               334                  334
                                             --------------------------------

      Total common stock equity                     715                  715

    Preferred stock
      Not subject to mandatory redemption             5                    5
      Subject to mandatory redemption                28                   28
    SWEPCO obligated, mandatorily redeemable,
      trust preferred securities                    106                  106
    Long-term debt                                  548                  548
                                             --------------------------------

      Total capitalization                        1,402                1,402
                                             --------------------------------


 CURRENT LIABILITIES
    Long-term debt and preferred stock due
       within twelve months                           4                    4
    Accounts payable                                 58                   58
    Payable to affiliates                            62                   62
    Customer deposits                                11                   11
    Accrued taxes                                    33                   33
   Accumulated deferred income taxes                  5                    5
    Accrued interest                                 14                   14
    Other                                            12                   12
                                             --------------------------------

                                                    199                  199
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                376                  376
    Investment tax credits                           69                   69
    Income tax related regulatory liabilities, net   33                   33
    Other                                            10                   10
                                             --------------------------------

                                                    488                  488
                                             --------------------------------

                                                 $2,089        $0     $2,089
                                             ================================

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $914
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             382
   Purchased power                                   22
   Other Operating                                  143
   Maintenance                                       44
   Depreciation and amortization                     94
   Taxes, other than income                          53
   Income taxes                                      40
                                             -----------

                                                    778
                                             -----------

 OPERATING INCOME                                   136
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------

 INCOME BEFORE INTEREST CHARGES                     137
                                             -----------

 INTEREST AND OTHER CHARGES
   Interest on long-term debt                        43
   Distributions on trust preferred securities        1
   Interest on short-term debt and other              6
                                             -----------

                                                     50
                                             -----------


 NET INCOME                                          87

    Less: preferred stock dividends                   3
   Gain on reacquired preferred stock                 2
                                             -----------

 NET INCOME FOR COMMON STOCK                        $86
                                             ===========

 SOUTHWESTERN ELECTRIC POWER COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 RETAINED EARNINGS AT JUNE 30, 1996                $310
 Add: Net income (loss) for common stock             86
                                             -----------

                                                    396
 Deduct: Common stock dividends                      62
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $334
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

 FIXED ASSETS
   Electric utility plant
   Production                                      $417                 $417
   Transmission                                     206                  206
   Distribution                                     355                  355
   General                                          101                  101
   Construction work in progress                     16                   16
                                             --------------------------------

                                                  1,095                1,095
   Less - Accumulated depreciation                  426                  426
                                             --------------------------------

                                                    669                  669
                                             --------------------------------

 CURRENT ASSETS
   Cash and temporary cash investments                1                    1
   Accounts receivable                               33                   33
   Materials and supplies, at average cost           16                   16
   Fuel inventory, at average cost                    8                    8
   Coal inventory, at LIFO cost                       7                    7
   Under-recovered fuel costs                        14                   14
   Prepayments and other                              1                    1
                                             --------------------------------

                                                     80                   80
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS
   Deferred Oklaunion costs                          21                   21
    Regulatory assets                                10                   10
   Other                                             41                   41
                                             --------------------------------

                                                     72                   72
                                             --------------------------------

                                                   $821        $0       $821
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Common stock, $25 par value;
    authorized 7,800,000 shares;
    issued and outstanding 5,488,560 shares        $137                 $137
   Paid-in capital                                    2                    2
   Retained earnings                                124                  124
                                             --------------------------------

     Total common stock equity                      263                  263

   Preferred stock
    Not subject to mandatory redemption               3                    3
   Long-term debt                                   277                  277
                                             --------------------------------

     Total capitalization                           543                  543
                                             --------------------------------

 CURRENT LIABILITIES

   Advances from affiliates                          26                   26
   Payables to affiliates                            32                   32
   Accounts payable                                   8                    8
   Accrued taxes                                      9                    9
   Accrued interest                                   5                    5
   Accumulated deferred income taxes                  2                    2
   Other                                              2                    2
                                             --------------------------------

                                                     84                   84
                                             --------------------------------

 DEFERRED CREDITS
   Accumulated deferred income taxes                145                  145
   Investment tax credits                            29                   29
   Investment tax related regulatory
     liabilities, net                                16                   16
   Other                                              4                    4
                                             --------------------------------

                                                    194                  194
                                             --------------------------------

                                                   $821        $0       $821
                                             ================================

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)



 ELECTRIC OPERATING REVENUE                        $379
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel                                             124
   Purchased power                                   38
   Other Operating                                   76
   Maintenance                                       14
   Depreciation and amortization                     41
   Taxes, other than income                          24
   Income taxes                                      14
                                             -----------

                                                    331
                                             -----------

 OPERATING INCOME                                    48
                                             -----------

 OTHER INCOME AND DEDUCTIONS                          1
                                             -----------


 INCOME BEFORE INTEREST CHARGES                      49
                                             -----------

 INTEREST CHARGES
   Interest on long-term debt                        21
   Interest on short-term debt and other              4
                                             -----------

                                                     25
                                             -----------

 NET INCOME                                          24

    Less: preferred stock dividends                  --
    Gain on reacquisition of preferred stock          1
                                             -----------

 NET INCOME FOR COMMON STOCK                        $25
                                             ===========

 WEST TEXAS UTILITIES COMPANY

 STATEMENT OF RETAINED EARNINGS
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)





 RETAINED EARNINGS AT JUNE 30, 1996                $116
 Add: Net income (loss) for common stock             25
                                             -----------

                                                    141
 Deduct: Common stock dividends                      17
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                $124
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

 ASSETS

   General plant                                   $121                 $121
   Less - Accumulated depreciation                   34                   34
                                             --------------------------------

                                                     87                   87
                                             --------------------------------

 CURRENT ASSETS
   Accounts receivable affiliated                    21                   21
   Accounts receivable non-affiliated                 4                    4
   Prepayments and other                             16                   16
                                             --------------------------------

                                                     41                   41
                                             --------------------------------

 DEFERRED CHARGES AND OTHER ASSETS                    3                    3
                                             --------------------------------

                                                   $131        $0       $131
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Millions)


                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------


 CAPITALIZATION AND LIABILITIES

 CAPITALIZATION
   Long-term debt                                   $60                  $60
                                             --------------------------------

     Total capitalization                            60                   60
                                             --------------------------------



 CURRENT LIABILITIES
   Accounts payable non-affiliated                   11                   11
   Advances from affiliates and other                37                   37
                                             --------------------------------

                                                     48                   48
                                             --------------------------------


 DEFERRED CREDITS                                    23                   23
                                             --------------------------------


                                                   $131        $0       $131
                                             ================================

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF INCOME
 FOR THE TWELVE MONTHS JUNE 30, 1997
 UNAUDITED
 (Millions)




 OPERATING REVENUE                                   $0
                                             -----------


 OPERATING EXPENSES AND TAXES
   Fuel Expense                                       3
   Other Operating                                  206
   Maintenance                                        4
   Depreciation and amortization                      9
   Taxes, other than income taxes                     7
   Income taxes                                       1
                                             -----------

                                                    230
                                             -----------

 OPERATING INCOME                                  (230)
                                             -----------


 OTHER INCOME AND DEDUCTIONS                        236
                                             -----------

 INCOME BEFORE INTEREST CHARGES                       6
                                             -----------


 INTEREST CHARGES                                     6
                                             -----------

 NET INCOME FOR COMMON STOCK                         $0
                                             ===========

 CENTRAL AND SOUTH WEST SERVICES, INC.

 STATEMENT OF RETAINED EARNINGS
 AS OF JUNE 30, 1997
 UNAUDITED
 (millions)


 RETAINED EARNINGS AT JUNE 30, 1996                  $0
 Add: Net income (loss) for common stock              0
                                             -----------

 RETAINED EARNINGS AT JUNE 30, 1997                  $0
                                             ===========

CSW ENERGY, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------
Assets

Current Assets
   Cash and cash equivalents                       $ 10                 $ 10
   Accounts receivable                              454                  454
   Prepaid expenses                                  59                   59
                                             --------------------------------
            Total current assets                    523                  523

Investments In and Advances to Energy Projects  115,641              115,641

Notes Receivable - Affiliate                     80,026               80,026

Other Assets
   Construction in progress and project
     developm costs                             157,075              157,075
   Other - net                                    7,913                7,913
                                             --------------------------------
            Total other assets                  164,988              164,988

                                             ================================
               Total assets                   $ 361,178            $ 361,178
                                             ================================


Liabilities and Shareholder's Equity

Current Liabilities
   Accounts payable                            $ 12,166             $ 12,166
   Accrued liabilities and other                  4,836                4,836
                                             --------------------------------
            Total current liabilities            17,002               17,002

Long Term Debt                                  199,824              199,824

Deferred Income Taxes                            37,102               37,102

Other                                             1,721                1,721
                                             --------------------------------
            Total liabilities                   255,649              255,649


Shareholder's Equity
   Common stock                                       1                    1
   Additional paid-in-capital                   108,139              108,139
   Accumulated retained earnings                 (2,611)              (2,611)
                                             --------------------------------
            Total shareholder's equity          105,529              105,529

                                             ================================
               Total liabilities and
                  shareholder's equity        $ 361,178            $ 361,178
                                             ================================

CSW ENERGY, INC.

 INCOME STATEMENT
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1997
 UNAUDITED
 (Thousands)


OPERATING REVENUE:
            Equity in income from energy
               projects                        $ 18,698
            Operation and maintenance services    4,016
            Other                                   450
                                             -----------
                 Total operating revenue         23,164


OPERATING EXPENSES:
            Salaries, wages, and benefits         5,198
            Loss on construction contract             7
            Operation and maintenance services    2,879
            General and administrative            2,867
            Nonrecoverable project development
              costs                                   -
                                             -----------
                 Total operating expenses        10,951
                                             -----------

INCOME FROM OPERATIONS                           12,213

OTHER INCOME (EXPENSE)
            Interest income                       4,844
            Interest expense                     (8,730)
            Other, net                              872
                                             -----------
                 Total other income (expense)    (3,014)
                                             -----------

INCOME (LOSS) BEFORE INCOME TAXES                 9,199

PROVISION (BENEFIT) FOR INCOME TAXES              3,575
                                             -----------

                        Net income              $ 5,624
                                             ===========

CSW ENERGY, INC.

 STATEMENT OF RETAINED EARNINGS
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)


Retained Earnings at June 30, 1996             $ (8,235)

Add: Net income for common stock                  5,624
                                             -----------

            Subtotal                             (2,611)


Deduct: Common stock dividends                        -
                                             -----------


Retained Earnings at June 30, 1997             $ (2,611)
                                             ===========

CSW INTERNATIONAL, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

ASSETS
Fixed Assets
            Electric distribution plant     $ 1,383,867          $ 1,383,867
            General plant                       309,429              309,429
                                             --------------------------------
                  Total Electric Plant        1,693,296            1,693,296
            Less - Accumulated depreciation     623,808              623,808
                                             --------------------------------
                  Total Fixed Assets          1,069,488            1,069,488

Current Assets
            Cash and cash equivalents           211,827              211,827
            Short-term investments               29,786               29,786
            Accounts receivable                 128,578              128,578
            Advances to affiliates               81,304               81,304
            Inventories                          29,983               29,983
            Other current assets                 44,843               44,843
                                             --------------------------------
                  Total Current Assets          526,321              526,321

Other Assets
            Goodwill                          1,463,120            1,463,120
            Prepaid benefit costs                59,904               59,904
            Equity investments and other         79,254               79,254
                                             --------------------------------
                  Total Other Assets          1,602,278            1,602,278

                  Total Assets               $ 3,198,087          $ 3,198,087
                                             ================================

CAPITALIZATION AND LIABILITIES
Capitalization
            Common stock                            $ 1                  $ 1
            Paid-in capital                     829,000              829,000
            Retained earnings                   145,842              145,842
            Foreign currency translation
              and other                          34,965               34,965
                                             --------------------------------
                                              1,009,808            1,009,808
                                             --------------------------------

            Long-term debt                    1,146,771            1,146,771

Current Liabilities
            Accounts payable                    253,871              253,871
            Advances from affiliates            218,186              218,186
            Accrued interest payable             39,838               39,838
            Loan notes                           67,448               67,448
            Accrued taxes payable                49,823               49,823
            Customer prepayments                 11,552               11,552
            Other                                22,627               22,627
                                             --------------------------------
                                                663,345              663,345
Deferred Credits
            Deferred tax liability              279,796              279,796
            Other                                98,367               98,367
                                             --------------------------------
                  Total Deferred Credits        378,163              378,163
                                             --------------------------------

                  Total Capitalization and
                    Liabilities             $ 3,198,087          $ 3,198,087
                                             ================================

CSW INTERNATIONAL, INC.

 INCOME STATEMENT
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1997
 UNAUDITED
 (Thousands)


Operating Revenues
            Electric revenues                $ 1,629,774
            Other diversified                   213,696
                                             -----------
                                              1,843,470
                                             -----------

Operating Expenses
            Cost of electric sales            1,143,245
            General and administrative          230,124
            Depreciation and amortization        91,245
            Other diversified                   151,514
                                             -----------
                                              1,616,128
                                             -----------
Operating Income                                227,342
                                             -----------

Other Income and (Deductions)
            Investment income                     6,605
            Interest income                      16,626
            Interest expense                   (119,598)
                                             -----------
                                                (96,367)
                                             -----------
Income Before Income Taxes                      130,975
                                             -----------

Provision for Income Taxes                       28,918
                                             -----------

Net Income                                    $ 102,057
                                             ===========

CSW INTERNATIONAL, INC.

 STATEMENT OF RETAINED EARNINGS
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)


Retained Earnings at June 30, 1996             $ 43,785

Add: Net income for common stock                102,057
                                             -----------

            Subtotal                            145,842


Deduct: Common stock dividends                        -
                                             -----------


Retained Earnings at June 30, 1997            $ 145,842
                                             ===========

CSW COMMUNICATIONS, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

ASSETS
Current Assets
   Accounts Receivable - Trade                    $ 720                $ 720
   Accounts Receivable - Other                      388                  388
   Income Tax Receivable                          1,367                1,367
                                             --------------------------------
   Total Receivables                              2,475                2,475

   Other Current Assets                             220                  220
                                             --------------------------------
Total Current Assets                              2,695                2,695
                                             --------------------------------

Construction In Progress
   Construction In Progress - Profit Recognized     354                  354
   Construction In Progress - Resale Project
                                Costs             1,116                1,116
   Construction In Progress - CSWC Projects       3,781                3,781
                                             --------------------------------
Total Construction In Progress                    5,251                5,251
                                             --------------------------------

Property, Plant &  Equipment
   Plant In Service                              14,713               14,713
   Accumulated Depreciation                        (904)                (904)
                                             --------------------------------
   Plant In Service, net                         13,809               13,809

   Furniture & Fixtures                             234                  234
   Accumulated Depreciation                         (85)                 (85)
                                             --------------------------------
   Furniture & Fixtures, net                        149                  149

   Other 5-Year Property                            870                  870
   Accumulated Depreciation                        (107)                (107)
                                             --------------------------------
   Other 5-Year Property, net                       763                  763

                                             --------------------------------
Net Property, Plant &  Equipment                 14,721               14,721
                                             --------------------------------

Other Assets
   Organizational Costs                             465                  465
   Accumulated Amortization                         (94)                 (94)
                                             --------------------------------
   Organizational Costs, net                        371                  371

   Brooks Fiber Investment, at market             4,091                4,091
   Prepaid Pension Asset                             40                   40
                                             --------------------------------
Total Other Assets                                4,502                4,502
                                             --------------------------------

TOTAL ASSETS                                   $ 27,169             $ 27,169
                                             ================================

CSW COMMUNICATIONS, INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

LIABILITIES & EQUITY
Current Liabilities
   Accounts Payable - Affiliated                  $ 287                $ 287
   Accounts Payable - Trade                         460                  460
   Advance Billings and Payments                  1,439                1,439
   Interest Payable - Affiliated                    128                  128
   Accrued Property & Sales Taxes                   123                  123
   Accrued Payroll & Benefits                       334                  334
                                             --------------------------------
Total Current Liabilities                         2,771                2,771
                                             --------------------------------

Long-Term Liabilities
   Note Payable - Affiliated                     28,696               28,696
                                             --------------------------------
Total Long-Term Liabilities                      28,696               28,696
                                             --------------------------------

Deferred Credits                                      -                    -

Deferred Income Taxes                             1,298                1,298

Equity
    Common Stock                                      1                    1
    Additional Paid-in Capital                        -                    -
    Retained Earnings                            (8,688)              (8,688)
Unrealized Gain on Investments                    3,091                3,091
                                             --------------------------------
Total Equity                                     (5,596)              (5,596)
                                             --------------------------------


TOTAL LIABILITIES & EQUITY                     $ 27,169             $ 27,169
                                             ================================

CSW COMMUNICATIONS, INC.

 INCOME STATEMENT
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1997
 UNAUDITED
 (Thousands)


REVENUES
   Construction                                   $ 976
   Leased Lines (Fiber Optics)                      848
   Miscellaneous                                     24
                                             -----------
Total Revenue                                     1,848

COST OF GOODS SOLD
   Cost of Construction                             622
                                             -----------
NET REVENUE / (LOSS)                              1,226
                                             -----------


EXPENSES
   General & Administrative                       7,463
   Depreciation and Amortization                  1,134
   Interest                                       1,406
                                             -----------
Total Expenses                                   10,003
                                             -----------

TAXES
   Federal Income Tax - Current                  (3,853)
   Federal Income Tax - Deferred                    636
   Taxes Other than Income                          424
                                             -----------
Total Taxes                                      (2,793)
                                             -----------

NET INCOME / (LOSS)                            $ (5,984)
                                             ===========

CSW COMMUNICATIONS, INC.

 STATEMENT OF RETAINED EARNINGS
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)


BALANCE JUNE 30, 1996                          $ (2,704)

Net income / (loss)                              (5,984)
                                             -----------

BALANCE DECEMBER 31, 1996                      $ (8,688)
                                             ===========

ENERSHOP INC.

 BALANCE SHEETS
 PER BOOKS AND PRO FORMA
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)

                                                 Per     Pro Forma    Pro
                                                Books    Adjustments Forma
                                             --------------------------------

ASSETS
CurrentAssets
  Accounts Receivable                             $ 670                $ 670
  Prepaid Assets                                     21                   21
  Federal Income Tax Benefit                        466                  466
  Work in Progress                                   65                   65
  Other Assets                                       13                   13
                                             --------------------------------
Total Current Assets                              1,235                1,235
                                             --------------------------------

  Office Furniture & Equipment                      115                  115
  Accumulated Depreciation                          (20)                 (20)
                                             --------------------------------
Net Plant                                            95                   95
                                             --------------------------------

Other Assets
  Prepaid Benefit Plans                              32                   32

                                             --------------------------------
Total Assets                                    $ 1,362              $ 1,362
                                             ================================


LIABILITIES & EQUITY
Current Liabilities
  Accounts Payable                                $ 300                $ 300
  Accounts Payable - affiliated                      25                   25
                                             --------------------------------
Total Current Liabilities                           325                  325
                                             --------------------------------

Long Term Liabilities
  Notes Payable                                   3,647                3,647

                                             --------------------------------
Total Liabilites                                  3,972                3,972
                                             --------------------------------

EQUITY
Equity
  Common Stock                                       --                   --
  Addtional Paid in Capital                           1                    1
  Retained Earnings                              (2,611)              (2,611)
                                             --------------------------------
Total Equity                                     (2,610)              (2,610)
                                             --------------------------------

Total Liabilities & Equity                      $ 1,362              $ 1,362
                                             ================================

ENERSHOP INC.

 INCOME STATEMENT
 FOR THE TWELVE MONTHS ENDED JUNE 30, 1997
 UNAUDITED
 (Thousands)


Contract Revenue                                $ 1,578
Maintenance Revenue                                   8
Other Misc Revenue                                    9
                                             -----------
Total Revenue                                     1,595

Cost of Revenue                                   1,222
                                             -----------
Operating Income                                    373

Gross Profit Margin                               23.37%

Selling & Admin Expenses
Salaries & Employee Benefits                      1,291
Marketing - General                                 300
Outside Services - Affiliate                        239
Consulting & legal Fees                             607
Travel and Entertainment                            161
Administrative and General                          402
Depreciation                                         22
                                             -----------
Total Expenses                                    3,022

Other Deductions
Interest Expense                                    132
Federal Income Taxes                             (1,033)

                                             -----------
Net Income (loss)                              $ (1,748)
                                             ===========

ENERSHOP INC.

 STATEMENT OF RETAINED EARNINGS
 AS OF JUNE 30, 1997
 UNAUDITED
 (Thousands)


BALANCE JUNE 30, 1996                            $ (863)

Net Income (loss)                                (1,748)

                                             -----------
BALANCE JUNE 30, 1997                          $ (2,611)
                                             ===========

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 PRO FORMA ADJUSTMENTS TO BALANCE SHEETS
 JUNE 30, 1997
 UNAUDITED
 (Millions)
                                                           DR         CR
                                                        ---------------------

Note: None of the applicants have pro forma adjustments related to this request.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 STATEMENT OF CHANGES

      There have been no significant changes in the financial statements of Central and South West Corporation and subsidiary companies subsequent to June 30, 1997, other than in the ordinary course of business.

 CENTRAL AND SOUTH WEST CORPORATION
 AND SUBSIDIARY COMPANIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



      The notes to consolidated financial statements included in Central and South West Corporation's 1996 Combined Annual Report on Form 10-K are hereby incorporated by reference and made a part of this report.



                                                          Page
                                                        Reference

 1996 Combined Annual Report on Form 10-K         pages 2-39 through 2-71